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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 1995

                  PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-I
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             (Exact name of Registrant as specified in its charter)

Texas                                     0-12048              75-1861221
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(State or other jurisdiction            (Commission         (I.R.S. Employer
  of incorporation                       File Number)        Identification No.)
  or organization)

One Seaport Plaza, New York, New York                               10292-0116
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 214-1016

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events.

By letter dated December 6, 1995, Prudential-Bache Properties, Inc., the Managing General Partner of Prudential-Bache/Watson & Taylor, Ltd.-1 (the "Partnership"), communicated certain information to the limited partners of the Partnership in light of a tender offer for 4.9% of the limited partnership units commenced by a company named Everest Storage Investors, LLC. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

     99.1 Letter dated December 6, 1995 from Prudential-Bache Properties, Inc.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-I

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Thomas F. Lynch, III                      Date: December 6, 1995
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     Thomas F. Lynch, III
     President